UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):
February 10, 2004 (February 10, 2004)

PEROT SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22495	75-2230700

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 West Plano Parkway
Plano, Texas 75075

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:
(972) 577-0000

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
INDEX TO EXHIBITS
Press Release

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 10, 2004, Perot Systems Corporation, a Delaware corporation, issued a press release announcing its 4th quarter fiscal 2003 results. A copy of the press release is furnished as Exhibit 99.1.

     This press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2004	PEROT SYSTEMS CORPORATION

	By:	/s/ Rex C. Mills

Rex C. Mills Assistant Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release dated February 10, 2004.